UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2006

                            MUELLER INDUSTRIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-6770                      25-0790410
--------------                 ----------------              -----------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


           8285 Tournament Drive Suite 150
                     Memphis, Tennessee                 38125
              ----------------------------           -----------
         (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (901) 753-3200
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01.  Entry into a Material Definitive Agreement.

On February 8, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Mueller Industries, Inc. (the "Company") reviewed and certified the achievement of performance goals under the Company's Annual Bonus Plan (the "Bonus Plan") for the 2005 fiscal year. In accordance with the terms of the Bonus Plan and the performance goals and bonus targets set by the Committee at the beginning of the 2005 fiscal year, the Committee approved bonus payments to the following executive officers of the Company.

Name and Principal Position                      2005 Bonus Payment
---------------------------                      ------------------

Harvey L. Karp, Chairman of the Board                $2,500,000

William D. O'Hagan, Chief Executive Officer          $1,447,146



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MUELLER INDUSTRIES, INC., Registrant


                                  By:   /s/ Gary C. Wilkerson
                                      ------------------------------------------
                                  Name:    Gary C. Wilkerson
                                  Title:   Vice President, General Counsel and
                                           Secretary